Debt	12 Months Ended
Dec. 31, 2015
Disclosure Text Block
Debt

Note 11 Debt

Revolving Credit Facility

At December 31, 2015, U.S. Cellular had a revolving credit facility available for general corporate purposes.  Amounts under the revolving credit facility may be borrowed, repaid and reborrowed from time to time until maturity.  U.S. Cellular borrowed and repaid cash amounts under its revolving credit facility in 2014. U.S. Cellular did not borrow under its revolving credit facility in 2015 or 2013 except for standby letters of credit.

In certain circumstances, U.S. Cellular’s interest cost on its revolving credit facility may be subject to increase if its current credit rating from nationally recognized credit rating agencies is lowered, and may be subject to decrease if the rating is raised.

In 2014, certain nationally recognized credit rating agencies downgraded the U.S. Cellular corporate and senior debt credit ratings. After these downgrades, U.S. Cellular is rated at sub-investment grade.  As a result of these downgrades, the commitment fee on the revolving credit facility increased to 0.30% per annum.  The downgrades also increased the interest rate on any borrowings under the revolving credit facility by 0.25% per annum.  As of December 31, 2015, U.S. Cellular’s credit ratings from the nationally recognized credit rating agencies remained at sub-investment grade. The revolving credit facility does not cease to be available nor does the maturity date accelerate solely as a result of a downgrade in U.S. Cellular’s credit rating.  However, downgrades in U.S. Cellular’s credit rating could adversely affect its ability to renew the revolving credit facility or obtain access to other credit facilities in the future.

The maturity date of any borrowings under the U.S. Cellular revolving credit facility would accelerate in the event of a change in control.

The continued availability of the revolving credit facility requires U.S. Cellular to comply with certain negative and affirmative covenants, maintain certain financial ratios and make representations regarding certain matters at the time of each borrowing. U.S. Cellular believes it was in compliance as of December 31, 2015 with all covenants and other requirements set forth in the revolving credit facility.

The following table summarizes the terms of the revolving credit facility as of December 31, 2015:

(Dollars in millions)
Maximum borrowing capacity	$300.0
Letters of credit outstanding	$17.5
Amount borrowed	$–
Amount available for use	$282.5
Illustrative borrowing rate: One-month London Interbank Offered Rate ("LIBOR") plus contractual spread[1]	2.18%
Illustrative LIBOR Rate	0.43%
Contractual spread	1.75%
Commitment fees on amount available for use[2]	0.30%

Agreement date	Dec 2010
Maturity date	Dec 2017

Fees incurred attributable to the Revolving Credit Facility are as follows:
Fees incurred as a percent of Maximum borrowing capacity for 2015	0.29%
Fees incurred, amount
2015	$0.9
2014	$3.0
2013	$0.8

[1]

Borrowings under the revolving credit facility bear interest at LIBOR plus a contractual spread based on U.S. Cellular’s credit rating or, at U.S. Cellular’s option, an alternate “Base Rate” as defined in the revolving credit agreement.  U.S. Cellular may select a borrowing period of either one, two, three or six months (or other period of twelve months or less if requested by U.S. Cellular and approved by the lenders).

[2]	The revolving credit facility has commitment fees based on the unsecured senior debt ratings assigned to U.S. Cellular by certain ratings agencies.

In connection with U.S. Cellular’s revolving credit facility, TDS and U.S. Cellular entered into a subordination agreement dated December 17, 2010 together with the administrative agent for the lenders under U.S. Cellular’s revolving credit agreement.  Pursuant to this subordination agreement, (a) any consolidated funded indebtedness from U.S. Cellular to TDS will be unsecured and (b) any (i) consolidated funded indebtedness from U.S. Cellular to TDS (other than “refinancing indebtedness” as defined in the subordination agreement) in excess of $105 million and (ii) refinancing indebtedness in excess of $250 million will be subordinated and made junior in right of payment to the prior payment in full of obligations to the lenders under U.S. Cellular’s revolving credit agreement.  As of December 31, 2015, U.S. Cellular had no outstanding consolidated funded indebtedness or refinancing indebtedness that was subordinated to the revolving credit agreement pursuant to the subordination agreement.

In July 2014, U.S. Cellular entered into an amendment to the revolving credit facility agreement which increased the Consolidated Leverage Ratio (the ratio of Consolidated Funded Indebtedness to Consolidated Earnings before interest, taxes, depreciation and amortization) that U.S. Cellular is required to maintain.  Beginning July 1, 2014, U.S. Cellular is required to maintain the Consolidated Leverage Ratio at a level not to exceed 3.75 to 1.00 for the period of the four fiscal quarters most recently ended (this was 3.00 to 1.00 prior to July 1, 2014).  The terms of the amendment decrease the maximum permitted Consolidated Leverage Ratio beginning January 1, 2016 from 3.75 to 3.50, with further decreases effective July 1, 2016 and January 1, 2017 (and will return to 3.00 to 1.00 at that time).  For the twelve months ended December 31, 2015, the actual Consolidated Leverage Ratio was 2.08 to 1.00.  Future changes in U.S. Cellular’s financial condition could negatively impact its ability to meet the financial covenants and requirements in its revolving credit facility agreement.

Term Loan

In January 2015, U.S. Cellular entered into a senior term loan credit facility.  In July 2015, U.S. Cellular borrowed the full amount of $225 million available under this facility in two separate draws. The interest rate on outstanding borrowings will be reset at three and six month intervals at a rate of LIBOR plus 250 basis points.  This credit facility provides for the draws to be continued on a long-term basis under terms that are readily determinable.  U.S. Cellular has the ability and intent to carry the debt for the duration of the agreement.  Principal reductions will be due and payable in quarterly installments of $2.8 million beginning in March 2016 through December 2021, and the remaining unpaid balance will be due and payable in January 2022.  This facility was entered into for general corporate purposes, including working capital, spectrum purchases and capital expenditures.

The continued availability of the term loan facility requires U.S. Cellular to comply with certain negative and affirmative covenants, maintain certain financial ratios and make representations regarding certain matters at the time of each borrowing, that are substantially the same as those in the U.S. Cellular revolving credit facility described above.

In connection with U.S. Cellular’s term loan credit facility, TDS and U.S. Cellular entered into a subordination agreement dated January 21, 2015 together with the administrative agent for the lenders under U.S. Cellular’s term loan credit agreement, which is substantially the same as the subordination agreement in the U.S. Cellular revolving credit facility described above.  As of December 31, 2015, U.S. Cellular had no outstanding consolidated funded indebtedness or refinancing indebtedness that was subordinated to the term loan facility pursuant to this subordination agreement.

Other Long-Term Debt

In November 2015, U.S. Cellular issued $300 million of 7.25% Senior Notes due 2064, and received cash proceeds of $289.7 million after payment of debt issuance costs of $10.3 million. These funds will be used for general corporate purposes, including working capital, spectrum purchases and capital expenditures.

Long-term debt as of December 31, 2015 and 2014 was as follows:

				December 31,
				2015			2014
	Issuance date	Maturity date	Call date	Principal Amount	Less Unamortized discount and debt issuance costs	Total	Principal Amount	Less Unamortized discount and debt issuance costs	Total
(Dollars in thousands)
Unsecured Senior Notes
6.700%	Dec 2003 and June 2004	Dec 2033	Dec 2003	$544,000	$15,247	$528,753	$544,000	$15,656	$528,344
6.950%	May 2011	May 2060	May 2016	342,000	10,905	331,095	342,000	10,937	331,063
7.250%	Dec 2014	Dec 2063	Dec 2019	275,000	9,629	265,371	275,000	9,644	265,356
7.250%	Nov 2015	Nov 2064	Nov 2020	300,000	10,316	289,684	–	–	–
Term Loan	Jan 2015	Jan 2022		225,000	2,283	222,717	–	–	–
Obligation on capital leases				2,200	–	2,200	2,143	–	2,143
Total long-term debt				$1,688,200	$48,380	$1,639,820	$1,163,143	$36,237	$1,126,906
Long-term debt, current						$11,313			$46
Long-term debt, noncurrent						$1,628,507			$1,126,860

U.S. Cellular may redeem the 6.7% Senior Notes, in whole or in part, at any time prior to maturity at a redemption price equal to the greater of (a) 100% of the principal amount of such notes, plus accrued and unpaid interest, or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 30 basis points. U.S. Cellular may redeem the 6.95% Senior Notes, 7.25% 2063 Senior Notes and 7.25% 2064 Senior Notes, in whole or in part at any time after the call date, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest.

Interest on the 6.7% Senior Notes is payable semi-annually, and is payable quarterly on the 6.95% and 7.25% Senior Notes.

The annual requirements for principal payments on long-term debt are approximately $11.3 million, $11.3 million, $11.3 million, $11.4 million and $11.4 million for the years 2016 through 2020, respectively.

The covenants associated with U.S. Cellular’s long-term debt obligations, among other things, restrict U.S. Cellular’s ability, subject to certain exclusions, to incur additional liens, enter into sale and leaseback transactions, and sell, consolidate or merge assets.

U.S. Cellular’s long-term debt notes do not contain any provisions resulting in acceleration of the maturities of outstanding debt in the event of a change in U.S. Cellular’s credit rating.  However, a downgrade in U.S. Cellular’s credit rating could adversely affect its ability to obtain long-term debt financing in the future.